UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2021

CarLotz, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38818	83-2456129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Bainbridge Street, Suite 100

Richmond, Virginia 23224

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (804) 728-3833

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A common stock, par value $0.0001 per share	LOTZ	The Nasdaq Global Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	LOTZW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to CarLotz, Inc.’s (the “Company”) Current Report on Form 8-K (the “Original Report”) originally filed by the Company on January 27, 2021, is being filed solely for the purpose of amending the historical financial statements provided under Items 9.01(a) and 9.01(b) in the Original Report to include the audited consolidated financial statements of CarLotz Group, Inc. (“Former CarLotz”) as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations of Former CarLotz for the year ended December 31, 2020. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used but not defined herein have the meanings assigned to them in the Original Report.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Former CarLotz as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 are filed herewith as Exhibit 99.1.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Exhibit Title
99.1	Audited consolidated financial statements of Former CarLotz as of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019 and 2018
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Former CarLotz for the year ended December 31, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLOTZ, INC.

Dated: March 15, 2021	By:	/s/ Rebecca C. Polak
	Name:	Rebecca C. Polak
	Title:	Chief Commercial Officer and General Counsel